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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JULY 9, 2002
                        (Date of Earliest Event Reported)

                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)



     DELAWARE                    001-16417                        74-2958817
 (State or other           (Commission File Number)              (IRS Employer
  jurisdiction                                                   Identification
of incorporation)                                                   Number)


                                ONE VALERO PLACE

                            SAN ANTONIO, TEXAS 78212

                                  (210)370-2000

               (Address, including zip code, and telephone number)



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Item 9.  Regulation FD Disclosure

         Attached materials are to be furnished to and discussed with underwriters and securities brokers at presentations beginning on July 9, 2002.

(a)      Exhibits.

         99.1          Presentation materials.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Valero L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VALERO L.P.

                                            By: Riverwalk Logistics, L.P.
                                                 By: Valero GP, LLC

                                                 By: /s/ Todd Walker
                                                 Its: Secretary

Date: July 9, 2002






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                                    EXHIBITS


99.1     Presentation materials.





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